June 26, 2016

Douglas Godshall
8 Overfield Drive
Medfield, MA 02052

Dear Doug,

Reference is made to the employment letters (the “Agreements”) between you and HeartWare International, Inc. (“HWII”), dated December 16, 2009, and between you and HeartWare, Inc. (“HWI”, HWII and HWI together, the “Company”), dated December 21, 2010, each as amended from time to time.  You and the Company desire to amend the Agreements in the manner described below.

1.	Total Salary. The definition of “Total Salary” in your Agreements shall be replaced by the following:

“Total Salary” means your current Base Salary plus your current target annual cash bonus assuming 100% corporate and individual achievement.

2.	No Other Changes. The terms and conditions of the Agreements, to the extent not modified hereby, will continue to apply as specified in the Agreements.

To indicate your acceptance of these updated terms and conditions of your employment, please sign below.

Sincerely,
HEARTWARE INTERNATIONAL, INC.

BY:	/s/ Lawrence J. Knopf
Title:	SVP and General Counsel

HEARTWARE, INC.

BY:	/s/ Lawrence J. Knopf
Title:	SVP and General Counsel

Accepted and agreed:

/s/ Douglas Godshall
Douglas Godshall